Exhibit 32.2

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

 I, Lorie M. Guerrera, Chief Accounting Officer of Cordia Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period March 31, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                                                                                            By: /s/ Lorie M. Guerrera

                                                                                                                            _________________________

                                                                                                                            Lorie M. Guerrera

                                                                                                                            Chief Accounting Officer

May 10, 2005

 * A signed original of this written statement required by Section 906 has been provided to Cordia Corporation and will be retained by Cordia Corporation and furnished to the Securities Exchange Commission or its staff upon request.